                                 EXHIBIT 99.17

                    POPULAR ABS MORTGAGE PASS-THROUGH TRUST,
                                  SERIES 2005-A


                          RULE 144A PRIVATE PLACEMENT
                        CLASS B-1, B-2 AND B-3 TERM SHEET


                                  May 2, 2005


                               [GRAPHIC OMITTED]


                                   $10,724,000
                                  (Approximate)


                                POPULAR ABS, INC.
                                    Depositor


                                EQUITY ONE, INC.
                                    Servicer


                 FRIEDMAN BILLINGS RAMSEY   RBS GREENWICH CAPITAL

                           Co-Lead Initial Purchasers


                       COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Friedman, Billings, Ramsey & Co., Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Friedman, Billings, Ramsey & Co., Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final offering document relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final offering document may be obtained by contacting the FBR Trading Desk at (703) 469-1225.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.


                               [GRAPHIC OMITTED]

Popular ABS Mortgage Pass-Through Trust, Series 2005-A
Preliminary Term Sheet                                  May 2, 2005
-------------------------------------------------------------------

                    POPULAR ABS MORTGAGE PASS-THROUGH TRUST,
                                  SERIES 2005-A

            PRINCIPAL   WAL (YEARS)     PAYMENT WINDOW    EXPECTED RATING    INTEREST       PRINCIPAL
CLASS(1)   BALANCE ($)  CALL/MAT(2)   (MTHS) CALL/MAT(5)   (MOODY'S/S&P)       TYPE            TYPE
---------  -----------  -----------  -------------------  ---------------  -----------  -----------------
AF-1        44,380,000         Not Marketed Hereby            AAA/Aaa        Floating   Senior Sequential
AF-2        24,610,000         Not Marketed Hereby            AAA/Aaa         Fixed     Senior Sequential
AF-3         8,190,000         Not Marketed Hereby            AAA/Aaa         Fixed     Senior Sequential
AF-4        14,840,000         Not Marketed Hereby            AAA/Aaa         Fixed     Senior Sequential
AF-5        10,230,000         Not Marketed Hereby            AAA/Aaa         Fixed         Senior NAS
AV          83,190,000         Not Marketed Hereby            AAA/Aaa        Floating         Senior
M-1         23,160,000         Not Marketed Hereby             AA/Aa2        Floating      Subordinate
M-2         14,050,000         Not Marketed Hereby              A/A2         Floating      Subordinate
M-3          2,830,000         Not Marketed Hereby             A-/A3         Floating      Subordinate
M-4          4,560,000         Not Marketed Hereby           BBB+/Baa1       Floating      Subordinate
M-5          2,340,000         Not Marketed Hereby            BBB/Baa2       Floating      Subordinate
M-6          3,330,000         Not Marketed Hereby           BBB-/Baa3       Floating      Subordinate
B-1          4,310,000  2.90 / 2.90  30 -- 37 / 30 -- 37       NR/BB+      Floating(2)     Subordinate
B-2          3,330,000  2.16 / 2.16  22 -- 30 / 22 -- 30       NR/BB       Floating(2)     Subordinate
B-3          3,084,000  1.44 / 1.44  13 -- 22 / 13 -- 22       NR/BB-      Floating(2)     Subordinate
 TOTAL:    246,434,000

(1) The Class AF-1, Class AF-2, Class AF-3, Class AF-4, and Class AF-5 Certificates are backed primarily by the cash flow from the Group I Mortgage Loans (as defined herein). The Class AV Certificates are backed primarily by the cash flow from the Group II Mortgage Loans (as defined herein). The Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2 and Class B-3 Certificates are backed by the cash flows from the Group I Mortgage Loans and the Group II Mortgage Loans. The principal balance of each Class of Offered Certificates (as defined herein) is subject to a 10% variance.
(2) The Class B-1, Class B-2 and Class B-3 Certificates are priced to call.


BREAKEVEN LOSSES

                               STATIC LIBOR              FORWARD LIBOR
                         ------------------------  ------------------------
                                       CUMULATIVE                CUMULATIVE
  CLASS    MOODY'S  S&P  BREAK CDR(1)   LOSSES(2)  BREAK CDR(1)   LOSSES(2)
---------  -------  ---  ------------  ----------  ------------  ----------
   B-1        NR    BB+      9.38        10.37%        7.79         8.96%
   B-2        NR     BB      8.00         9.15%        6.50         7.72%
   B-3        NR    BB-      7.10         8.30%        5.69         6.90%

(1) The "Break CDR" is the CDR that creates first dollar of principal loss on the related bond.

(2) As a percentage of the Cut-Off Date balance of the Mortgage Loans.

ASSUMPTIONS:
40% Loss Severity
12 Month Lag
Triggers Set to Fail
Run to maturity
Defaults are in addition to prepays
Prepays according to Pricing Speed
Principal and interest advanced on all defaulted loans

                  F R I E D M A N  B I L L I N G S  R A M S E Y

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Popular ABS Mortgage Pass-Through Trust, Series 2005-A
Preliminary Term Sheet                                  May 2, 2005
-------------------------------------------------------------------

                            BOND SUMMARY -- TO CALL

CLASS B-1
PREPAY SPEED              50 PPC    75 PPC    100 PPC   125 PPC   150 PPC
WAL (yrs)                  2.39      2.61      2.90      3.09      3.07
Modified Duration (yrs)    2.20      2.39      2.63      2.79      2.78
Principal Window (mths)  25 -- 32  27 -- 35  30 -- 37  34 -- 38  36 -- 37

CLASS B-2
PREPAY SPEED              50 PPC    75 PPC    100 PPC   125 PPC   150 PPC
WAL (yrs)                  1.87      2.00      2.16      2.39      2.69
Modified Duration (yrs)    1.75      1.86      2.00      2.21      2.46
Principal Window (mths)  19 -- 25  20 -- 27  22 -- 30  24 -- 34  26 -- 36

CLASS B-3
PREPAY SPEED              50 PPC    75 PPC    100 PPC   125 PPC   150 PPC
WAL (yrs)                  1.28      1.35      1.44      1.56      1.72
Modified Duration (yrs)    1.22      1.28      1.36      1.47      1.61
Principal Window (mths)  12 -- 19  12 -- 20  13 -- 22  13 -- 24  14 -- 26


                          BOND SUMMARY -- TO MATURITY

CLASS B-1
PREPAY SPEED              50 PPC    75 PPC    100 PPC   125 PPC   150 PPC
WAL (yrs)                  2.39      2.61      2.90      3.09      3.07
Modified Duration (yrs)    2.20      2.39      2.63      2.79      2.78
Principal Window (mths)  25 -- 32  27 -- 35  30 -- 37  34 -- 38  36 -- 37

CLASS B-2
PREPAY SPEED              50 PPC    75 PPC    100 PPC   125 PPC   150 PPC
WAL (yrs)                  1.87      2.00      2.16      2.39      2.69
Modified Duration (yrs)    1.75      1.86      2.00      2.21      2.46
Principal Window (mths)  19 -- 25  20 -- 27  22 -- 30  24 -- 34  26 -- 36

CLASS B-3
PREPAY SPEED              50 PPC    75 PPC    100 PPC   125 PPC   150 PPC
WAL (yrs)                  1.28      1.35      1.44      1.56      1.72
Modified Duration (yrs)    1.22      1.28      1.36      1.47      1.61
Principal Window (mths)  12 -- 19  12 -- 20  13 -- 22  13 -- 24  14 -- 26


                  F R I E D M A N  B I L L I N G S  R A M S E Y

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

                                        3